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                                                                    Exhibit 3.9


              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                                Lansing, Michigan

This is to Certify That

                           MICHIGAN ASH SALES COMPANY

was incorporated on August 3, 1967, as a Michigan profit corporation, and said corporation is in existence under the laws of this State.

This certificate is issued to attest to the fact that the corporation is in good standing in this office as of this date and is duly authorized to transact business or conduct affairs in Michigan and for no other purpose. It is in the usual form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

                             In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 19th day of February, 1998.


                                                               , Director
                             Corporation, Securities and Land Development Bureau

              MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES

                                Lansing, Michigan

This is to Certify that the Annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

                             In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 19th day of February, 1998.


                                                               , Director
                             Corporation, Securities and Land Development Bureau


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                                STATE OF MICHIGAN
                      CORPORATION AND SECURITIES COMMISSION
                                LANSING, MICHIGAN

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                DO NOT WRITE IN SPACE BELOW -- FOR COMMISSION USE
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                                        Compared by:

     Date Received:
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                                        Date:
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                                        Examiner:
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                            ARTICLES OF INCORPORATION

These Articles of Incorporation are signed and acknowledged by the incorporators for the purpose of forming a corporation for profit under the provisions of Act No. 327 of the Public Acts of 1931, as amended, as follows:

                                   ARTICLE I.

The name of the corporation is      MICHIGAN ASH SALES COMPANY
                              --------------------------------------------------

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                                   ARTICLE II.

The purpose or purposes for which the corporation is formed are as follows:

To buy, distribute, market, sell or otherwise dispose of at wholesale or retail, fly ash materials and compounds, solutions, mixtures, liquids, articles, materials, chemical supplies, preparations, and substances, of every nature and description; to buy, sell, lease, and mortgage and deal in personal property or real estate, in carrying on the business of the company; to own, buy and sell stock in other corporations, and to invest in mortgages and land contracts.

In general to carry on any business in connection therewith and incident thereto not forbidden by the laws of the State of Michigan and with all the powers conferred upon corporation by the laws of the State of Michigan.

                                  ARTICLE III.

Location of the first registered office in:


400 Martin Street,         Bay City         Bay         Michigan      48706
-------------------------------------------------------               ----------
(No.)    (Street)          (City)           (County)                  (Zip Code)

Postoffice address of the first registered office is:
400 Martin Street,                          Bay City    Michigan      48706
-------------------------------------------------------               ----------
         (No. and Street or P.O. Box)       (City)                    (Zip Code)
-------------------------------------------------------

                                   ARTICLE IV.

The name of the first resident agent is   Jack Wirt
                                        ----------------------------------------


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

                                   ARTICLE V.

                       The total authorized capital stock

      (1) _________________________________   _______________________
                                                                      per share
          Common shs.   50,000                Par Value   $1.00
                      ---------------------             -------------

                                                        -------------
                                                                      per share
                                                        -------------
                   --------------------
                                                        -------------
                                                                      per share
                   --------------------                 -------------

      (3) A statement of all or any of the designation and the powers, performances and rights, and the qualifications, limitations or restriction thereof is as follows:

            None

                                   ARTICLE IV.

The names and places of residence or businesses of each of the Incorporators and the number and class of shares subscribed for each are as follows: (Statute requires one or more incorporators)

================================================================================
                                                            Number of Shares
Name                Residence or Business Address
                                                    ----------------------------
                                                         Par Stock
                                                    ----------------------------
   (No.)       (Street)       (City)      (State)
                                                    ----------------------------
                                                      Common
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Jack Wirt, 400 Martin St. Bay City, Michigan          1000
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                                  ARTICLE VII.

The names and addresses of the first board of directors are as follows:

(Statute requires at least three directors)

================================================================================
          Name                         Residence or Business Address

                             (No.)        (Street)       (City)          (State)
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Jack Wirt                    400 Martin Street, Bay City, Michigan
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Alice Wirt                   400 Martin Street, Bay City, Michigan
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Ralph J. Jackson             201 Phoenix Building, Bay City, Michigan
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                                  ARTICLE VIII.

The term of the corporate existence is perpetual.

(If term is for a limited number of years, then state the number of years instead of perpetual)


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                                   ARTICLE IX.

Whenever a compromise or arrangement or any plan of reorganization of this corporation is proposed between this corporation and its creditors of any class of them and/or between this corporation and its shareholders or any class of them, any court of equity jurisdiction within the State of Michigan, may on the application of this corporation or of any creditor or any shareholder thereof, or on the application of any receiver or receivers appointed for this corporation, order a meeting of the creditors or class of creditors, and/or of the shareholders or class of shareholders, as the case may be, to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the shareholders or class shareholders, as the case may be, to be affected by the proposal compromise or arrangement or reorganization, agree to any compromise or arrangement or to any reorganization of this corporation as a consequence of such compromise or arrangement, said compromise or arrangement and said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the shareholders or class of shareholder, as the case may be, and also on this corporation.

                                   ARTICLE X.

     (Here insert any desired additional provisions authorized by the Act.)

We, the incorporators, sign our name this 1st day of August, 1967

   (All parties appearing under Article VI are required to sign in this space)

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Jack Wirt
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STATE OF MICHIGAN )         (One or more of the parties signing must acknowledge
                  ss.               before the Notary)
COUNTY OF BAY     )

On this _____ day of August 1967  before me personally appeared ________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
to me known to be the persons described is and who executed the foregoing instrument, and acknowledged that they executed the same as their free act and deed.


                                                 -------------------------------
                                                 (Signature of Notary)

                                                 -------------------------------
                                                 (Print or type name of Notary)

MAIL THREE SIGNED AND ACKNOWLEDGED               Notary Public for Bay  County,
           COPIES TO:                            State of Michigan.

Michigan Corporation & Securities Commission     My commission expires _________
                                                 (Notarial seal required if
P.O. Box 898      Lansing, Michigan  48904       acknowledgment taken out of
                                                 State)


                                       -5-
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      MICHIGAN DEPARTMENT OF COMMERCE -- CORPORATION AND SECURITIES BUREAU
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(FOR BUREAU USE ONLY)                                      Date Received

                                                      --------------------------

                                                      --------------------------

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            CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

                        For use by Domestic Corporations
             (Please read information and instructions on last page)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

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1. The present name of the corporation is: MICHIGAN ASH SALES COMPANY

2. The corporation identification number (CID) assigned by the Bureau is:
   --------
   005--309
   --------

3. The location of its registered office is:

      400 Martin                         Bay City        , Michigan       48706
     ----------------------------------------------------          -------------
       (Street)                           (City)                      (Zip Code)
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4. A new Article  X     of the Articles of Incorporation is hereby added to read
   as follows:

                                  See attached.

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                                       -6-

                                    Article X

      No director of the Corporation shall be held personally liable to the Corporation or its shareholders for monetary damages for any breach of fiduciary duty as a director; provided, however, that this provision does not limit or eliminate a director's liability for: breaching the duty of loyalty to the Corporation or its shareholders, failing to act in good faith, engaging in intentional misconduct, knowingly violating a law, violating Section 551(1) of the Michigan Business Corporation Act or obtaining an improper personal benefit. If the Michigan Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Michigan Business Corporation Act, as so amended.

      Any repeal or modification of the foregoing paragraph shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.


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

5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)


a. |_| The foregoing amendment to the Articles of Incorporation was duly adopted on the ___ day of ______________, 19__, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

       Signed this         day of                                         , 19
                   -------        ----------------------------------------    --


       ---------------------------------     -----------------------------------
                 (Signature)                            (Signature)

       ---------------------------------     -----------------------------------
             (Type or Print Name)                  (Type or Print Name)


       ---------------------------------     -----------------------------------
                 (Signature)                            (Signature)

       ---------------------------------     -----------------------------------
             (Type or Print Name)                  (Type or Print Name)

b. |X| The foregoing amendment to the Articles of Incorporation was duly adopted on the 6th day of December, 1991. The amendment: (check one of the following)

       |_| was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

       |_| was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

       |_| was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, and Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only is such provision appears in the Articles of Incorporation.

       |_| was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407(3) of the Act if a non-profit corporation, and Section 407(2) of the Act is a profit corporation.

                                  Signed this 6th day of  December, 1991


                                  By
                                    --------------------------------------------
                                    (Only signature of: President,
                                    Vice-President, Chairperson and
                                    Vice-Chairperson)


                                    --------------------------------------------
                                    (Type or Print Name)   (Type or Print Title)


                                       -9-